OTHER NON-OPERATING GAIN, NET (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Other Non-Operating Gain, Net
Change of fair value of other derivatives	$ 0	$ 0	$ (1)
Gain from money market funds	23	37	75
Loss from other financial assets	0	0	(48)
Gain on early termination of liability	21	0	0
Other loss on provision for legal case	(170)	0	0
Other losses, net	(4)	(6)	(6)
Other non-operating (loss) / gain, net	$ (130)	$ 31	$ 20